Filed pursuant to Rule 497(a)

File No. 333-220436

Rule 482ad

The New Ireland Fund Announces Final Results of Rights Offering

Boston, Massachusetts December 11, 2017 (Marketwired) – The Board of Directors (the “Board”) of The New Ireland Fund (NYSE: IRL) (the “Fund”), a closed-end investment company, is pleased to announce the completion of the Fund’s transferable rights offering (the “Offer”) in which 1,245,445 common shares will be issued pursuant to subscriptions by rights holders through the Offer.

The Offer, which commenced on November 3, 2017 and expired on December 6, 2017 (the “Expiration Date”), was oversubscribed. The subscription price per share was $11.54 and was based upon a formula equal to 92.5% of the average of the last reported sales price of the Fund’s shares of common stock on the NYSE on the Expiration Date and each of the four preceding trading days.

The total gross proceeds of the Offer raised were $14,372,243 based on the subscription price of $11.54. The Fund received total subscriptions for 5,677,717 common shares which represented 456% of the 1,245,445 primary shares available to be issued. The new shares of common stock will be issued on or about December 12, 2017.

We thank all our subscribing shareholders as well as the full service brokers and financial advisers who assisted our shareholders throughout the Offer.

About The New Ireland Fund

The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. Since 2011, Ireland has been among the strongest growing economies in Europe, and its economic performance has outpaced the broader Eurozone.

The Offer was intended to increase the assets of the Fund available for investment, enabling the Fund to take advantage of attractive investment opportunities consistent with its investment objective and strategies without having to reduce existing Fund holdings. In addition, increasing the assets of the Fund is expected to result in certain economies of scale which may lower the Fund’s expense ratio.

Information about the Fund’s performance, holdings and distributions is available on the Fund’s website at www.newirelandfund.com.

The Fund is managed by KBI Global Investors (North America) Ltd. (“KBIGI”), a wholly owned subsidiary of KBI Global Investors Ltd. (based in Dublin, Ireland). KBI Global Investors Ltd. is majority owned by Amundi Asset Management, Europe’s largest asset manager by assets under management. The Information Agent for the Offer was AST Fund Solutions, LLC and the Subscription Agent for the Offer was Computershare Inc.

Shares of closed-end investment companies frequently trade at a discount from their net asset value. The market price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above their net asset value.

Before investing in the Fund, investors should carefully consider the investment objective, risks and expenses of the Fund. This information, including other information concerning the Fund can be found on file with the U.S. Securities and Exchange Commission. An investor should carefully read the registration statement before investing.

A registration statement and a prospectus supplement relating to these securities have been filed with the U.S. Securities and Exchange Commission. This announcement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Contact Information:

The New Ireland Fund, Inc.

1-800-468-6475

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